UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2009

EATWARE INC.
(Exact name of registrant as specified in its charter)

Nevada	333- 139910	20-2234410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

23/F, Westin Center, 26 Hung To Road,
Kwun Tong, Kowloon, Hong Kong
(Address of principal executive offices) (zip code)

+852 2295-1818
(Registrant's telephone number, including area code)

Copies to:
Richard A. Friedman, Esq.
Jonathan R. Shechter, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers.

On November 12, 2009, Mr. Jonathan So, the Chief Financial Officer and Chairman of the Board of Directors of Eatware Inc. (the “Company”) resigned and thereby terminated his service as Chief Financial Officer and Chairman of the Board. Mr. So resigned to pursue other interests. There was no disagreement or dispute between Mr. So and the Company which led to his resignation.

Item 9.01 Financial Statements and Exhibits.

None.

  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATWARE INC.

Date: November 12, 2009	/s/ Wu, Man Shing
Wu, Man Shing
Chief Executive Officer Principle Executive Officer